UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2017

NABRIVA THERAPEUTICS AG

(Exact Name of Registrant as Specified in its Charter)

Republic of Austria	001-37558	Not applicable
(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

Leberstrasse 20 1110 Vienna, Austria	Not applicable
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  +43 (0)1 740 930

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 7.01  Regulation FD Disclosure.

As previously announced, Nabriva Therapeutics AG (the “Company”) will hold its Analyst and Investor Day on June 19, 2017.  A copy of the presentation materials to be used by the Company at the Analyst and Investor Day is attached hereto as Exhibit 99.1 and is incorporated by reference into this Form 8-K.

The information in this Form 8-K, including Exhibits 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits.

(d)                                 Exhibits

See Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NABRIVA THERAPEUTICS AG

Date: June 19, 2017	By:	/s/ Colin Broom
Colin Broom
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Presentation materials dated June 19, 2017